UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 2, 2024

Date of Report (date of earliest event reported)

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O’Hear Avenue, Suite 400 North Charleston South Carolina	29405
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 3, 2024, Ingevity Corporation (“Ingevity” or the “Company”) announced that the Company’s Board of Directors (the “Board”) has appointed Luis Fernandez-Moreno as the interim President and Chief Executive Officer of the Company, in addition to his role as a member of the Board. He succeeds John C. Fortson, who departed as President and Chief Executive Officer and has resigned as a member of the Board, effective as of October 2, 2024. The Board has established a search committee to identify and select a permanent President and Chief Executive Officer.

In connection with his appointment to interim President and Chief Executive Officer, Mr. Fernandez-Moreno stepped down from his roles on the Board’s committees. Biographical and other information regarding Mr. Fernandez-Moreno required by Items 401(b) and 401(e) of Regulation S-K is contained in the Company’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 11, 2024 (the “Proxy Statement”), and such information is incorporated by reference into this Current Report on Form 8-K. Mr. Fernandez-Moreno does not have any family relationships with any of the Company’s directors or executive officers and has no direct or indirect material interest in any current or proposed transaction with the Company which disclosed pursuant to Item 404(a) of Regulation S-K is required. No arrangement or understanding exists between Mr. Fernandez-Moreno and any other person pursuant to which Mr. Fernandez-Moreno was selected as the interim President and Chief Executive Officer.

Fernandez-Moreno Offer Letter

In connection with his appointment as interim President and Chief Executive Officer, the Company entered into an offer letter with Mr. Fernandez-Moreno, effective as of October 2, 2024, setting forth the terms of his employment (the “Offer Letter”). The Offer Letter provides that Mr. Fernandez-Moreno will receive an annual base salary of $3,000,000 per year (which will be prorated for his period of service as interim President and Chief Executive Officer). He will be eligible to participate in the Company’s employee benefit plans on the same basis as similarly situated executives of the Company. While employed as interim President and Chief Executive Officer, Mr. Fernandez-Moreno will continue to be nominated for reelection to the Board annually and will serve as a member of the Board, but he will not be eligible to receive cash director fees or additional director equity grants pursuant to any non-employee director plans or programs maintained by the Company.

In addition to Mr. Fernandez-Moreno’s annual salary, he will receive a one-time equity award of restricted stock units with a fair value (as of October 2, 2024) of $1,000,000 (the “RSU Award”), which award will vest on the one year anniversary of the date of the award, subject to his continued employment or Board service through such anniversary; provided that, to the extent a successor Chief Executive Officer has been appointed by the Board prior to such date, Mr. Fernandez-Moreno has facilitated an orderly transition of duties to such successor; provided further that, if Mr. Fernandez-Moreno’s service as interim President and Chief Executive Officer ceases prior to such date, he shall only vest in a portion of the RSU Award equal to 1/12th of the RSU Award multiplied by the full and partial number of months during which he served as interim President and Chief Executive Officer.

Fortson Severance Agreement

In connection with his termination, Mr. Fortson will be eligible to receive severance compensation and benefits consistent with those set forth in Section 6(a) of his previously disclosed Amended and Restated Severance and Change of Control Agreement, dated as of February 17, 2022 (the “Severance Agreement”), and as described in the Proxy Statement.

All compensation and benefits payable under the Severance Agreement are subject to Mr. Fortson’s compliance with the terms of the Severance Agreement (including confidentiality, non-competition and non-solicitation covenants) and his execution and non-revocation of a release of claims against the Company.

The foregoing descriptions of the Offer Letter and the Severance Agreement are qualified in their entirety by the full text the Offer Letter and the Severance Agreement. A copy of the Offer Letter will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and a copy of the Severance Agreement was previously filed by the Company with Securities and Exchange Commission on February 24, 2022 as Exhibit 10.50 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 3, 2024, Ingevity issued a press release related to the aforementioned CEO transition. A copy of the press release is filed as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

	By:	/s/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer

Date: October 3, 2024